SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2004

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota 55108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (651) 523-6900

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

99.1	Press release of Endocardial Solutions, Inc., dated January 26, 2004, reporting financial results for the fiscal year end and fourth quarter of 2003

Item 12.          Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solutions, Inc.’s announcement regarding earnings results for the fiscal year and fourth quarter ended December 31, 2003, as presented in a press release of January 26, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2004

ENDOCARDIAL SOLUTIONS, INC.

	By:	/s/ J. Robert Paulson, Jr.
J. Robert Paulson, Jr.
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Endocardial Solutions, Inc., dated January 26, 2004, reporting financial results for the fiscal year end and fourth quarter of 2003